Exhibit 10.2

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

FOR VALUE RECEIVED, the undersigned, AIR T, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of MINNESOTA BANK & TRUST, a national banking association (the “Lender”), the principal sum of TEN MILLION AND No/100ths DOLLARS (U.S. $10,000,000.00) on or before November 30, 2027, or such earlier date as this promissory note (this “Note”) may be declared due and payable by Lender pursuant to the terms hereof and the terms of the Credit Agreement (the “Maturity Date”), together with interest on the principal amount thereof outstanding from time to time at the rate or rates described below, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined) from time to time. This Note is made pursuant to the terms and conditions set forth in that certain Credit Agreement dated of even date herewith by and between Borrower and Lender (as amended, modified, supplemented or restated from time to time being the “Credit Agreement”). The amount disbursed by the Lender to Borrower, repayment of which is evidenced by this Note, is referred to as the “Loan”. All capitalized terms used and not expressly defined herein shall have the meanings given to such terms in the Loan Agreement.

Interest Prior to Default.

(a) Interest Rate.

(i) The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a per annum rate of interest (the “Interest Rate”) that equals the sum of (a) the Index (as hereinafter defined), plus (b) 2.00% (the “Margin”).

(ii) The interest rate on this Note is subject to change from time to time based on changes in an independent index which is LIBOR (as hereafter defined) adjusted and determined, without notice to Borrower, as of the date of this Note and on the first day of each calendar month hereafter (the “Interest Rate Change Date”). “LIBOR” shall mean the London Interbank Offered Rate of interest for an interest period of 1 month which appears on Bloomberg, rounded to the nearest 1/10,000th of 1%, on the day that is two London Business Days preceding each Interest Rate Change Date (the “Reset Date”). If LIBOR as defined above is not available or is not published for any Reset Date, then Lender shall, at its sole discretion, choose a substitute source for LIBOR, which LIBOR plus the Margin, shall become effective on the next Interest Rate Change Date. “London Business Day” shall mean any day on which commercial banks in London, England are open for general business (collectively, the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each month.

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

Borrower understands that Lender may make loans based on other rates as well. The Index currently is [        .        %] per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

(b) Change in Capital Adequacy Requirements. If Lender shall determine that the adoption after the date hereof (for purposes of this Agreement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all guidelines and regulations adopted in connection therewith are deemed to have been adopted after the date hereof) of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration of any such law, rule or regulation regarding capital adequacy, or compliance by Lender (or any of its branches) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder or for the credit which is the subject matter hereof to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to liquidity and capital adequacy) by an amount deemed by Lender to be material, then from time to time, within fifteen (15) days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts reasonably determined by Lender as will compensate Lender for such reduction.

Interest After Default. Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

Payment Terms.

(a) Principal and Interest. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows (each such date when a payment is due and payable, a “Payment Date”):

(i) On January 1, 2018, the Borrower shall make a payment of accrued interest;

(ii) On the first day of each subsequent month and continuing until the Maturity Date, the Borrower shall make payments of principal in the amount of $83,333.33 plus accrued interest; and

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

(iii) The Loan shall be due and payable, and Borrower hereby promises to pay the outstanding principal amount of the Loan to Lender, together with all accrued interest thereon then remaining unpaid and all other unpaid amounts, charges, fees and expenses outstanding under this Note or under any of the other Loan Documents, on the Maturity Date.

(b) Method of Payments. Both principal and interest are payable in lawful money of the United States of America to the Lender at 7701 France Avenue South, Edina, MN 55435 (or other location specified by the Lender) in immediately available funds. By its execution of this Note, the Borrower authorizes the Lender to charge from time to time against any of Borrower’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Borrower of such charges.

Interest Calculation Method. Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due. If any payment to be made by the Borrower hereunder shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Prepayment; Minimum Interest Charge. This Note may be prepaid in whole or in part at any time, so long as such prepayment is accompanied by a simultaneous payment of any applicable termination fees payable under any Hedge Agreement, plus accrued interest on the amount being prepaid through the date of prepayment. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $10.00. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Minnesota Bank & Trust, 7701 France Avenue South, Edina, MN 55435.

Late Charge. If a payment due hereunder is not made within seven days after the date when due, Borrower shall pay to Lender a late payment charge of 5% of the amount of the overdue payment to compensate Lender for a portion of the cost related to handling the overdue payment.

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

Interest After Default. Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

Credit Agreement. This Note is the Term Note A referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; (ii) contains provisions for the mandatory prepayment hereof upon certain conditions; and (iii) contains provisions for the voluntary prepayment hereof, upon certain conditions.

Security Agreement. This Note is secured by, among other things, that certain Security Agreement dated of even date herewith executed by the Borrower and certain of its Subsidiaries in favor of the Lender.

Waiver of Presentment and Demand for Payment; Etc. Borrower and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement.

Event of Default. Any Event of Default (as defined in the Credit Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Credit Agreement or under any other Loan Document, Lender may, at its option, without notice to Borrower, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Agreement or any other Loan Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time.

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

Expense Reimbursement. Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including attorneys’ fees and legal expenses) in connection with Lender’s enforcement of the obligations of the Borrower hereunder or under the Security Agreement or any other collateral document, whether or not suit is commenced including, without limitation, attorneys’ fees and legal expenses in connection with any appeal of a lower court’s order or judgment. The obligations of the Borrower under this paragraph shall survive any termination of the Credit Agreement, this Note, the Security Agreement, and any other Loan Document.

Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign or transfer its rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Borrower hereby authorizes the Lender to furnish any information concerning the Borrower or any of its affiliates, however acquired, to any person or entity.

Usury. Borrower and Lender agree that no payment of interest or other consideration made or agreed to be made by Borrower to Lender pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Borrower, and Borrower hereby agrees to accept such remittance. This provision shall control every other obligation of the Borrower and Lender relating to this Note.

Business Purpose Loan. The Loan is a business loan. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes. The Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, THE BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.

TERM NOTE A

U.S. $10,000,000.00	Dated as of December 21, 2017

Waiver of Right to Jury Trial; Venue. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

TERM NOTE A

U.S. $10,000,000.00

IN WITNESS WHEREOF, the Borrower has caused this Term Note A to be signed by its duly authorized officer in favor of MINNESOTA BANK & TRUST and to be dated as of the date set forth above.

AIR T, INC., a Delaware corporation

By:
Name:	Candice L. Otey
Its:	Secretary